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                                                                    Exhibit 10.1


                              AMENDMENT NUMBER 1 TO
           AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

                  AMENDMENT NUMBER 1 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of October 12, 2001, among WACKENHUT FUNDING CORPORATION, a Delaware corporation (the "TRANSFEROR") and its successors and assigns, THE WACKENHUT CORPORATION, a Florida corporation, individually and as servicer ("WACKENHUT" or the "SERVICER"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("ENTERPRISE" or the "PURCHASER") and its successors assigns, BANK OF AMERICA, N.A., a national banking association ("BANK OF AMERICA"), as agent for Enterprise and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor, and The Bank of Nova Scotia as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 26, 2001 among the Transferor, the Servicer, the Purchaser, the Agent, Bank of America and The Bank of Nova Scotia (collectively, the "PARTIES") (the "ORIGINAL AGREEMENT," and said agreement as amended by this Amendment, the "AGREEMENT").

                  WHEREAS, the Parties desire to amend Section 7.7 of the Original Agreement;

                  WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendment;

                  WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO SECTION 7.7 (A). Section 7.7(A) of the Original Agreement is hereby amended to read in its entirety as follows (solely for convenience, added text is italicized):

                  "(A) CONSOLIDATED NET WORTH. The Servicer will at all times keep and maintain Consolidated Net Worth at an amount not less than (i) 90% of the Servicer and its Subsidiaries Consolidated Net Worth at October 1, 2000 and (ii) as at the last day of each succeeding Fiscal Quarter of the Servicer and until (but excluding) the last day of the next following Fiscal Quarter of the Servicer, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this Section 7.7 as at the end of the immediately preceding Fiscal Quarter, plus, (B) 50% of Consolidated Net Income (with no reduction for net losses for any period but including earnings and losses attributable to outstanding Minority Interest) for the Fiscal Quarter of the Servicer ending on such day, plus (C) 75% of the Net Proceeds to the Servicer from the sale of shares of the





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                  Servicer's capital stock received during the Fiscal Quarter of the Servicer ending on such date, LESS (D) LOSSES INCURRED DURING THE RESTRUCTURING OF CHILE, NOT TO EXCEED $50,000,000, REDUCED BY THE AMOUNT OF ANY REALIZED TAX CREDIT. The calculation of this covenant shall be based upon the consolidated financial statements of the Servicer and its Subsidiaries, without giving effect to any Accounting Adjustments."

                  SECTION 2. CONDITION PRECEDENT. This Amendment shall not become effective until (i) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Purchaser, the Transferor, the Servicer and each Bank Investor and (ii) each Bank Investor shall have received an amendment fee, in immediately available funds, equal to 0.10% of its Commitment.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Transferor and the Servicer hereby makes to the Purchaser, the Agent and each Bank Investor on and as of the date hereof, the following representations and warranties:

                  (a) AUTHORITY. Each of the Transferor and the Servicer has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Original Agreement (as modified hereby). The execution, delivery and performance by the Transferor and the Servicer of this Amendment and the performance of the Original Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions;

                  (b) ENFORCEABILITY. This Amendment has been duly executed and delivered by each of the Transferor and the Servicer. The Original Agreement (as modified hereby) is the legal, valid and binding obligation of the Transferor and the Servicer enforceable against the Transferor and the Servicer in accordance with its terms, and is in full force and effect; and

                  (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Transferor and the Servicer contained in the Original Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) NO TERMINATION EVENT. No event has occurred and is continuing that constitutes a Termination Event or an Unmatured Termination Event.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE ORIGINAL AGREEMENT. Except as specifically amended and modified above, the Original Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as waiver of any right, power or remedy of the Purchaser, the Agent or the Bank Investors under the Agreement, nor constitute a waiver of any provision of the Original Agreement.





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                  SECTION 5. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

                  SECTION 6. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; PROVIDED, HOWEVER, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Purchaser.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 9. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.

                                       ENTERPRISE FUNDING CORPORATION,
                                         as Purchaser



                                       By: /S/ Kevin P. Burns
                                           -------------------------------------
                                           Name:  Kevin P. Burns
                                           Title: Vice President


                                       WACKENHUT FUNDING CORPORATION
                                         as Transferor



                                       By: /s/ Ann Svoboda
                                           -------------------------------------
                                           Name:  Ann Svoboda
                                           Title: Treasurer and Assistant
                                                  Secretary



                                       THE WACKENHUT CORPORATION,
                                          as Servicer



                                       By: /s/ Ann Svoboda
                                           -------------------------------------
                                           Name:  Ann Svoboda
                                           Title: Assitant Treasurer



                                       BANK OF AMERICA, N.A.,
                                         as Agent and Bank Investor



                                       By: /s/ Willem van Beek
                                           -------------------------------------
                                           Name:  Willem van Beek
                                           Title: Vice President



                                       THE BANK OF NOVA SCOTIA,
                                          as Bank Investor



                                       By: /s/ W. J. Brown
                                           -------------------------------------
                                           Name:  W. J. Brown
                                           Title: Vice President




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